Borrowings	12 Months Ended
Dec. 31, 2018
Disclosure Of Borrowings [Abstract]
Disclosure of borrowings [text block]
Note
27	Borrowings

Amounts in US$ '000	2018	2017
Outstanding amounts as of 31 December
2024 Notes (a)	426,993	426,124
Banco de Crédito e Inversiones (b)	3	80
Banco Santander (c)	20,006	-
	447,002	426,204
Classified as follows:
Current	17,975	7,664
Non-current	429,027	418,540

(a) During September 2017, the Company successfully placed US$ 425,000,000 Notes which were offered to qualified institutional buyers in accordance with Rule 144A under the United States Securities Act, and outside the United States to non-U.S. persons in accordance with Regulation S under the United States Securities Act.

The Notes carry a coupon of 6.50% per annum. Final maturity of the Notes will be 21 September 2024. The Notes are secured with a guarantee granted by GeoPark Colombia Coöperatie U.A. and GeoPark Chile S.A.. The debt issuance cost for this transaction amounted to US$ 6,683,000 (debt issuance effective rate: 6.90%). The indenture governing the Notes due 2024 includes incurrence test covenants that provides among other things, that, during the first two years from the issuance date, the Net Debt to Adjusted EBITDA ratio should not exceed 3.5 times and the Adjusted EBITDA to Interest ratio should exceed 2 times. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Company’s capacity to incur additional indebtedness, as specified in the indenture governing the Notes. Incurrence covenants as opposed to maintenance covenants must be tested by the Company before incurring additional debt or performing certain corporate actions including but not limited to dividend payments, restricted payments and others. As of the date of these Consolidated Financial Statements, the Company is in compliance of all the indenture’s provisions and covenants.

(b) During February 2016, GeoPark Fell S.p.A. executed a loan agreement with Banco de Crédito e Inversiones for US$ 186,000 to finance the acquisition of vehicles for the Chilean operation. The interest rate applicable to this loan is 4.14% per annum. The interest and the principal are paid on a monthly basis, with the final maturity in February 2019.

(c) During October 2018, GeoPark Brazil Exploração y Produção de Petróleo e Gás Ltda. executed a loan agreement with Banco Santander for Brazilian Real 77,640,000 (equivalent to US$ 20,000,000 at the moment of the loan execution) to repay an existing US$-denominated intercompany loan to GeoPark Latin America Limited - Agencia en Chile. The interest rate applicable to this loan is CDI plus 2.25% per annum. “CDI” (Interbank certificate of deposit) represents the average rate of all inter-bank overnight transactions in Brazil. The principal and the interest are paid semi-annually, with final maturity in October 2020. Resulting from this transaction, the Brazilian subsidiary has significantly reduced its exposure to foreign currency fluctuation, considering that its functional currency is the Brazilian Real (see Note 3).

As of the date of these Consolidated Financial Statements, the Group has available credit lines for over US$ 80,000,000.